Income Taxes - Group's deferred tax liabilities (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Jun. 30, 2023 CNY (¥)	Jun. 30, 2022 CNY (¥)	Jun. 30, 2023 USD ($)
Income Taxes
Deferred tax liabilities, beginning balance	¥ 4,051	¥ 3,548
Decrease due to amortization of intangible assets	(1,841)	(207)
Increase due to acquisition	18,300	651
Exchange translation adjustment	169	59
Deferred tax liabilities, ending balance	20,679	4,051
Net deferred tax liabilities	¥ 20,028	¥ 3,400	$ 2,772